UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2022

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain    Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2022, the Board of Directors (the “Board”) of SmileDirectClub, Inc. (the “Company”) elected Linda Williams as a member of the Board, effective June 3, 2022, immediately following the Company’s Annual Meeting of Stockholders to be held on that same date. Ms. Williams will serve on the Board as a Class II director until the Company’s 2024 annual meeting of stockholders or until her successor is duly elected and qualified or until her earlier death, resignation, or removal. Ms. Williams will also become a member of the Audit Committee.

Ms. Williams will receive compensation consistent with the Company’s other non-employee directors as described in Exhibit 10.12 to the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on March 1, 2022, except that her initial equity award will have a grant date fair value of $225,000, and she will also receive a one-time cash payment of $75,000.

There is no arrangement or understanding between Ms. Williams and any other persons or entities pursuant to which Ms. Williams was appointed as a director, and there are no transactions in which Ms. Williams has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. William’s appointment to the Board is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 31, 2022, announcing the election of Linda Williams to the Board of SmileDirectClub, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Troy Crawford

Name:	Troy Crawford
Title:	Interim Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: May 31, 2022